Filed Pursuant to Rule 497(c)

File Number 33-51308

GE FUNDS

Supplement Dated September 17, 2003

To Prospectus Dated January 29, 2003

Effective July 31, 2003, Richard Meisenberg resigned from the investment advisory committee of Palisade Capital Management, L.L.C., which is subadviser to GE Small-Cap Value Equity Fund. To reflect his resignation, the first sentence in the second paragraph of the second column on page 74 of the Prospectus is amended and replaced with the following language:

The Fund is managed by an investment advisory committee (Senior Investment Committee) composed of the following members: Jack Feiler, Martin L. Berman, Steven E. Berman, Dennison Veru and Richard Whitman.

Effective September, 2003, Christopher D. Brown replaces David B. Carlson in managing domestic equity investments for GE Strategic Investment Fund and Daizo Motoyoshi replaces David B. Carlson and Ralph R. Layman as portfolio manager for GE Global Equity Fund. As a result of these changes, certain amendments have been made to the descriptions of portfolio managers on pages 72 and 73 as described below:

The paragraph describing David B. Carlson on page 72 of the Prospectus which was supplemented on June 6, 2003 is deleted in its entirety and replaced with the following language:

David B. Carlson is a Director and Executive Vice President of GE Asset Management. He manages the overall U.S. equity investments for GE Asset Management. Mr. Carlson leads a team of portfolio managers for GE U.S. Equity Fund and has served in this capacity since September, 2003. Mr. Carlson is also portfolio manager for GE Premier Growth Equity Fund and has served in this capacity since the Fund’s commencement. Mr. Carlson joined GE Asset Management in 1982 as a Securities Analyst for Investment Operations. He became a Vice President for Mutual Fund Portfolios in 1987 and a Senior Vice President in 1989.

The paragraph describing Christopher D. Brown on page 72 of the Prospectus is deleted in its entirety and replaced with the following language:

Christopher D. Brown is a Senior Vice President of GE Asset Management. He manages domestic equity investments for GE Strategic Investment Fund and has served in this capacity since September, 2003. Mr. Brown also serves as co-portfolio manager of GE Premier Research Equity Fund. He has served in that capacity since the Fund’s commencement. Mr. Brown joined GE Asset Management in 1985 as a Manager of Funds Accounting. He became a U.S. Equity Analyst in 1989, a Vice President and portfolio manager in 1992, and a Senior Vice President in 1996.

The paragraph describing Ralph R. Layman on page 72 of the Prospectus is deleted in its entirety and replaced with the following language:

Ralph R. Layman is a Director and Executive Vice President of GE Asset Management. He manages the overall international equity investments for GE Asset Management. Mr. Layman leads a team of portfolio managers for GE International Equity Fund and has served in this capacity since the Fund’s commencement. Mr. Layman has also managed foreign investments for GE Strategic Investment Fund since September, 1997. Mr. Layman joined GE Asset Management in 1991 as Senior Vice President for International Investments and became an Executive Vice President in 1992.

The following paragraph describing Daizo Motoyoshi will be inserted after the first paragraph in the first column on page 73 of the Prospectus:

DaizoMotoyoshi is a Senior Vice President of GE Asset Management and portfolio manager of GE Global Equity Fund and has served in this capacity since September, 2003. Mr. Motoyoshi joined GE Asset Management in 1994 as an International Equity Analyst and portfolio manager and became a Global Equity portfolio manager in 2002. Prior to joining GE Asset Management, Mr. Daizo held positions at Alliance Capital Management and Ernst & Young.

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